Exhibit No. 32.1
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Form 10-Q
Fashion Tech International, Inc.
File No. 2-93231-NY


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Fashion Tech International, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Crimmins, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 5, 2008                        By:       /s/ Richard Crimmins
      --------------                            --------------------------------
                                                                Richard Crimmins
                                                         Chief Executive Officer
                                                     and Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided to Fashion Tech International, Inc. and will be retained by Fashion Tech International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.